GOLDMAN SACHS ETF TRUST

Goldman Sachs U.S. Large Cap Buffer 2 ETF

(the “Fund”)

Supplement dated July 31, 2025 to the

Prospectus and Summary Prospectus dated December 17, 2024, as supplemented to date

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Fund’s Prospectus.

As described in the Fund’s Prospectus, the Fund’s performance is subject to a Cap that represents the maximum percentage return the Fund can achieve for the duration of a three-month Outcome Period. The Fund also seeks to provide (i) a downside Buffer against certain losses over an Outcome Period and (ii) Deep Downside Protection for extreme market conditions over an Outcome Period.

The Fund’s previous Outcome Period ended on July 31, 2025, and the Fund’s current Outcome Period commences on August 1, 2025 and will end on October 31, 2025. The Fund’s Cap is based on the cost of providing the Buffer and Deep Downside Protection and will differ from one Outcome Period to the next.

The final Cap, Buffer and Deep Downside Protection for the Fund for the current Outcome Period are shown in the tables below. The tables show the Cap, Buffer and Deep Downside Protection before and after Fund Fees and Expenses. The Fund’s returns will be further reduced by any brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses incurred by the Fund.

Cap (before Fund Fees and Expenses)*	Cap (after Fund Fees and Expenses)*
5.18%	5.05%

Buffer (before Fund Fees and Expenses)*	Buffer (after Fund Fees and Expenses)*
Starting at 4.99% and ending at 14.99%	Starting at 4.99% and ending at 14.86%

Deep Downside Protection (before Fund Fees and Expenses)*	Deep Downside Protection (after Fund Fees and Expenses)*
25.99%	26.12%

*

Fund Fees and Expenses are derived from the “Annual Fund Operating Expenses” table included in the Fund’s Prospectus dated December 17, 2024. Actual Fund Fees and Expenses may differ over the Outcome Period.

The Fund’s Prospectus and Summary Prospectus are amended to revise all references to the dates associated with the Outcome Period to reflect the current Outcome Period, to the Cap to reflect the corresponding current Outcome Period Cap, to the Deep Downside Protection to reflect the corresponding current Outcome Period Deep Downside Protection and to the Buffer to reflect the corresponding current Outcome Period Buffer, as set forth in the tables above.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

USLGCAPBUFF2FISTK 07-25